ADDENDUM TO THE AMEDNED AND RESTATED
FUND ADMINISTRATION SERVICING AGREEMENT

THIS ADDENDUM dated as of this ___ day of ________________, 2005, to the Amended and Restated Fund Administration Servicing Agreement, dated as of June 1, 2000 (the "Agreement"), is entered by and between Rainier Investment Management Mutual Funds, a Delaware business trust (the "Trust") and U.S. Bancorp Fund Services, LLC, a Wisconsin limited liability company ("USBFS").

RECITALS

WHEREAS, the parties have entered into an Fund Administration Servicing Agreement; and

WHEREAS, the Trust and USBFS desire to modify said Agreement; and

WHEREAS, the Agreement allows for its modification by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Exhibit B attached hereto shall be added to the Agreement.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS	U.S. BANCORP FUND SERVICES, LLC
By:	By:

Name:	Name:

Title:	Title:

Exhibit B
to the
Fund Administration Servicing Agreement

Separate Series of Rainier Investment Management Mutual Funds

Name of Series		Date Added

Rainier Balanced Portfolio		5-10-1994
Rainier Balanced Portfolio I		5-2-2002
Rainier Core Equity Portfolio		5-10-1994
Rainier Core Equity Portfolio I		5-2-2002
Rainier Growth Equity Portfolio		5-2-2002
Rainier Intermediate Fixed Income Portfolio		5-2-2002
Rainier Small/Mid Cap Equity Portfolio		5-10-1994
Rainier Small/Mid Cap Equity Portfolio I		5-2-2002
Rainier First American Government Obligations A		9-24-2001
Rainier First American Prime Obligations A		9-24-2001
Rainier First American Prime Obligations I		9-24-2001
Rainier Mid Cap Equity Portfolio	on or about	12-7-2005
Rainier Mid Cap Equity Portfolio I	on or about	12-7-2005

ADDENDUM TO THE
FUND ACCOUNTING SERVICING AGREEMENT

THIS ADDENDUM dated as of this ____ day of ________________, 2005, to the Fund Accounting Servicing Agreement, dated as of April 5, 1994 (the "Agreement"), is entered by and between Rainier Investment Management Mutual Funds, a Delaware business trust (the "Trust") and U.S. Bancorp Fund Services, LLC, a Wisconsin limited liability company ("USBFS").

RECITALS

WHEREAS, the parties have entered into a Fund Accounting Servicing Agreement; and

WHEREAS, the Trust intends to create additional funds; and

WHEREAS, the Trust and USBFS desire to extend said Agreement to apply to the recently added funds; and

WHEREAS, the Agreement allows for its modification by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Exhibit B attached hereto shall be added to the Agreement.

Except to the extent supplemented hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS	U.S. BANCORP FUND SERVICES, LLC
By:	By:

Name:	Name:

Title:	Title:

Exhibit B
to the
Fund Accounting Servicing Agreement

Separate Series of Rainier Investment Management Mutual Funds

Name of Series		Date Added

Rainier Balanced Portfolio		5-10-1994
Rainier Balanced Portfolio I		5-2-2002
Rainier Core Equity Portfolio		5-10-1994
Rainier Core Equity Portfolio I		5-2-2002
Rainier Growth Equity Portfolio		5-2-2002
Rainier Intermediate Fixed Income Portfolio		5-2-2002
Rainier Small/Mid Cap Equity Portfolio		5-10-1994
Rainier Small/Mid Cap Equity Portfolio I		5-2-2002
Rainier First American Government Obligations A		9-24-2001
Rainier First American Prime Obligations A		9-24-2001
Rainier First American Prime Obligations I		9-24-2001
Rainier Mid Cap Equity Portfolio	on or about	12-7-2005
Rainier Mid Cap Equity Portfolio I	on or about	12-7-2005

ADDENDUM TO THE
TRANSFER AGENT SERVICING AGREEMENT

THIS ADDENDUM dated as of this ___ day of ______________, 2005, to the Transfer Agent Servicing Agreement, dated as of April 5, 1994 and amended July 24, 2002, (the "Agreements"), is entered by and between Rainier Investment Management Mutual Funds, a Delaware business trust (the "Trust") and U.S. Bancorp Fund Services, LLC, a Wisconsin limited liability company ("USBFS").

RECITALS

WHEREAS, the parties have entered into a Transfer Agent Servicing Agreement; and

WHEREAS, the Trust and USBFS desire to modify the Agreements; and

WHEREAS, Agreements allows for modification by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree to the addition of the following provisions:

Exhibit B attached hereto shall be added to the Agreements.

Except to the extent supplemented hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS	U.S. BANCORP FUND SERVICES, LLC
By:	By:

Name:	Name:

Title:	Title:

Exhibit B
to the
Transfer Agent Servicing Agreement

Separate Series of Rainier Investment Management Mutual Funds

Name of Series		Date Added

Rainier Balanced Portfolio		5-10-1994
Rainier Balanced Portfolio I		5-2-2002
Rainier Core Equity Portfolio		5-10-1994
Rainier Core Equity Portfolio I		5-2-2002
Rainier Growth Equity Portfolio		5-2-2002
Rainier Intermediate Fixed Income Portfolio		5-2-2002
Rainier Small/Mid Cap Equity Portfolio		5-10-1994
Rainier Small/Mid Cap Equity Portfolio I		5-2-2002
Rainier First American Government Obligations A		9-24-2001
Rainier First American Prime Obligations A		9-24-2001
Rainier First American Prime Obligations I		9-24-2001
Rainier Mid Cap Equity Portfolio	on or about	12-7-2005
Rainier Mid Cap Equity Portfolio I	on or about	12-7-2005